FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 09, 2009

Environment Ecology Holding Company of China

(Exact name of registrant as specified in its charter)

_________________________

Florida (State of incorporation)	000-51818 (Commission File Number)	20-4200300 (IRS Employer Identification No.)

391 Hua Yu Lane, Dong Xin Street Xi’an, Shaanxi Province, P.R. China (Address of principal executive offices)

(8629) 8826-5109 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

On this Form 8-K Current Report, the registrant, Environment Ecology Holding Company of China, is hereinafter referred to as “Company”, “we”, or “us”.

Item 4.01 Changes in Registrant's Certifying Accountant

On February 09, 2009, Zhong Yi (Hong Kong) CPA Company Limited (“Zhong Yi) resigned as the Company’s certifying accounting firm. As of the date of this Form 8-K current report, Company is still looking to engage a new certifying accounting firm.

During the period through the date of its resignation, February 09, 2009, that Zhong Yi was the Company's certifying accountant, the financial statements that Zhong Yi prepared and reviewed for the Company did not contain any adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles. At no time during the period through the date of its resignation, February 09, 2009, that Zhong Yi was the Company's certifying accountant were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Zhong Yi, would have caused Zhong Yi to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.
The Company provided Zhong Yi with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Zhong Yi furnish a letter addressed to the Commission stating whether or not Zhong Yi agrees with the statements noted above. Zhong Yi has provided such a letter.

Item 8.01 Other Events

On February 09, 2009, Trafalgar Capital Specialized Investment Fund, FIS (“Trafalgr”) filed a civil lawsuit against Company in the Circuit Court of the 17th Judicial Circuit in Broward County, Florida. On February 13, 2009, Company received the service of process of this lawsuit. In its Complaint, Trafalgar asserted that Company “has defaulted on a debenture and a security agreement” and asked the court to allow Trafalgar to foreclose on Company’s assets and properties.

Company will respond to this lawsuit in the same court.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter from Zhong Yi to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009	Environment Ecology Holding Company of China

/s/ Liu, Sheng Li
Liu, Sheng Li
President